UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): June 12, 2007

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers,

including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2007, the Board of Directors (the “Board”) of Blue Coat Systems, Inc. (the “Company”) approved the 2007 New Employee Stock Incentive Plan (the “Plan”). The Plan was adopted for the purpose of granting employment inducement awards to newly hired employees, as contemplated by Marketplace Rule 4350(i)(1)(A)(iv) of The Nasdaq Stock Market, Inc. (“NASDAQ”). The Plan became effective immediately after approval. In accordance with the exemption provided by the NASDAQ rule, the Plan was adopted without shareholder approval.

There are 400,000 shares of common stock authorized for issuance under the Plan. The Plan is administered by the Compensation Committee and, as applicable, the Stock Option Committee of the Board (the “Committee”). The Committee may grant non-statutory stock options, restricted stock awards and stock unit awards (collectively, “Equity Awards”) under the Plan. Equity Awards will be evidenced by an appropriate award agreement which will describe the terms and conditions of each Equity Award granted under the Plan. Equity Awards only may be granted to a person or persons being hired as a employee by the Company, its parent, subsidiary or affiliate, or being rehired as an employee by the Company, its parent, subsidiary or an affiliate following a bona fide period of interruption of employment, including persons that become new employees of the Company or any subsidiary in connection with a merger or acquisition.

The Plan automatically will terminate on the tenth anniversary of the adoption of the Plan. The Plan may be amended by the Board from time to time, and may be terminated by the Board at any time. The Company has announced its intention to terminate the Plan in the event a new employee equity incentive plan is approved by the Company’s stockholders at its next annual meeting.

The foregoing description of the Plan is only a summary of the important provisions of the Plan and does not describe all of the terms and conditions of the Plan. The description is qualified in its entirety by the reference to the Plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

Exhibit No.	Description
10.1	2007 New Employee Stock Incentive Plan

10.2	Form of Stock Option Agreement under 2007 New Employee Stock Incentive Plan

10.3	Form of Restricted Stock Agreement under 2007 New Employee Stock Incentive Plan

99.1	Press Release, dated June 18, 2007, announcing adoption of 2007 New Employee Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 18, 2007	BLUE COAT SYSTEMS, INC.

	By:	/s/ Kevin S. Royal
	Name	Kevin S. Royal
	Title	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	2007 New Employee Stock Incentive Plan

10.2	Form of Stock Option Agreement under 2007 New Employee Stock Incentive Plan

10.3	Form of Restricted Stock Agreement under 2007 New Employee Stock Incentive Plan

99.1	Press Release, dated June 18, 2007, announcing adoption of 2007 New Employee Stock Plan